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                              FIRSTCOM CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                              FIRSTCOM CORPORATION


    The undersigned, a shareholder of FirstCom Corporation, a Texas corporation ("FirstCom"), hereby appoints Patricio E. Northland and Thomas C. Canfield, and each of them, as the proxy or proxies of the undersigned, each with full power of substitution, and hereby authorizes each of them to represent and to vote all of the shares of common stock of FirstCom that the undersigned is entitled to vote at the Special Meeting of Shareholders of FirstCom to be held at 10:00 a.m. (Eastern Daylight Time) on August 28, 2000 at The Waldorf Astoria, 301 Park Avenue and 50th Street, New York, New York 10022, and at any adjournments or postponements thereof, on the following proposal as designated below and, in their discretion, on such other matters as may properly come before the Special Meeting.


    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES APPOINTED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY.


PROPOSAL 1: To approve the Agreement and Plan of Merger, dated as of November 1, 1999, among FirstCom Corporation, AT&T Corp., AT&T Latin America Corp., and Frantis, Inc., as amended (the "Merger Agreement") and the transactions contemplated by the Merger Agreement, including the merger of FirstCom Corporation into Frantis, Inc., a wholly-owned shell subsidiary of AT&T Latin America Corp. created for the merger.



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 1.



           [ ] VOTE FOR          [ ] VOTE AGAINST          [ ] ABSTAIN



                           (continued on other side)



The undersigned hereby acknowledges receipt of the notice of Special Meeting and related proxy statement/prospectus.



                                              Dated:


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                                              (Print Name(s))



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                                              (Signature)



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                                              (Signature, if held jointly


                                              IMPORTANT: Please sign exactly as
                                              your name appears hereon and mail
                                              it promptly even if you plan to
                                              attend the Special Meeting. If you
                                              are signing as an attorney,
                                              executor, administrator, trustee
                                              or guardian, please indicate your
                                              full title in this capacity. When
                                              shares are held by joint tenants,
                                              both holders should sign this
                                              proxy. If you are a corporation,
                                              please indicate the full name of
                                              the corporation and have this
                                              proxy signed by the corporation's
                                              president or other authorized
                                              officer. If you are a partnership,
                                              please indicate the full name of
                                              the partnership and have this
                                              proxy signed by an authorized
                                              person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.